SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 8, 2003


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                333-104662              41-1955181
(State or Other Jurisdiction of    (Commission          (I.R.S. Employer
       Incorporation)              File Number)         Identification No.)



           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)
--------------------------------------------------------------------------------
        Registrant's telephone number, including area code (612) 832-7000


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        10.1 Pooling and Servicing Agreement, dated as of September 24, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

        10.2 Mortgage Loan Purchase Agreement, dated as of September 24, 2003 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                 By:     /s/Patricia Taylor
                                 Name:   Patricia Taylor
                                 Title:  Vice President



Dated:  October 8, 2003

                                  EXHIBIT INDEX

Exhibit No.           Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of September 24, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of September 24, 2003 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.